Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms and conditions hereof, this “Agreement”), dated as of July 9, 2020, by and among the United States Department of the

Treasury (the “Stockholder”) and YRC Worldwide Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Stockholder and the Company are parties to that certain Share Issuance Agreement dated as of June 30, 2020 (the “Purchase Agreement”), pursuant to which, among other things, the Company granting the Stockholder certain registration rights with respect to the common stock of the Company, par value $0.01 per share (“Common Stock”) issued pursuant to the Purchase Agreement, in book entry form and registered in the name of the Voting Trust established pursuant to that Voting Trust Agreement dated as of July 9, 2020 (the “Trust Agreement”) by and among the Stockholder, the Company and the trustee thereunder as set forth in the Purchase Agreement and the Trust Agreement (the “Treasury Equity”).

NOW THEREFORE, the parties hereto agree as follows:

1.	Registration –

(a)

Subject to the terms and conditions of this Agreement, the Company covenants and agrees that on or before the one year anniversary of the date hereof (the “Registration Commencement Date”), the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a shelf registration on an appropriate form under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) (a “Shelf Registration Statement”) covering the maximum number of Registrable Securities (or otherwise amend an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities) outstanding at that time, taking into account any limit that the staff of the SEC imposes on a resale shelf from time to time, and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, subject to the other applicable provisions of this Agreement, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). So long as the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement. Notwithstanding the foregoing, if on the Registration Commencement Date, the Company is not eligible to file a registration statement on Form S-3, then the Company shall not be obligated to file a Shelf Registration Statement unless and until it is so eligible.

(b)

If the Stockholder intends to distribute any Registrable Securities by means of an underwritten offering under such Shelf Registration Statement, it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 3; provided that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the estimated market value of Registrable Securities expected to be sold in such offering exceeds

$10 million; and provided, further that the Company shall not be required to facilitate more than two completed underwritten offerings off a Shelf Registration Statement within any 12- month period or facilitate any underwritten offerings within a Blackout Period. The lead underwriters in any distribution of Registrable Securities shall be selected by the Stockholder in consultation with the Company.

(c)

If the Company is not S-3 eligible on the Registration Commencement Date or loses S-3 eligibility, the Stockholder will be entitled to require that the Company effect the registration under the Securities Act of all or any portion of the Registrable

Securities (each at “Demand Registration”), and specify the intended method of disposition thereof, then the Company thereupon shall use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of such Registrable Securities to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that the Company shall not be obligated to effect more than three such Demand Registrations in any 12-month period. A Demand Registration shall not be deemed to have occurred unless the registration statement relating thereto (a) has become effective under the Securities Act and (b) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Stockholder included in such registration have actually been sold thereunder); provided that such registration statement shall not be considered a Demand Registration if, after such registration statement becomes effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court.

(d)

The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 1: (i) prior to the Registration Commencement Date; (ii) with respect to securities that are not Registrable Securities; or (iii) if the Company has notified Stockholder that in the good faith judgment of the Company’s Board of Directors, it would be materially detrimental to the Company or its securityholders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or offering for a period of not more than 60 days after receipt of the request of the Stockholder (such period of time, a “Blackout Period”); provided that such right to delay a registration or underwritten offering shall be exercised by the Company (x) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights, if any and (y) not more than three times in any 12-month period and not more than 90 days in the aggregate in any 12-month period. The Company shall notify the Stockholder of the date of any anticipated termination of any such deferral period prior to such date.

(e)	If during any period when an effective Shelf Registration Statement is not available, the Company proposes to register any of its equity securities, other than a Shelf

Registration, a Demand Registration as described above or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Stockholder of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and will include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within ten Business Days after the date of the Company’s notice (a “Piggyback Registration”). If Stockholder has made such a written request, it may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth Business Day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 1.01(e) prior to the effectiveness of such registration, whether or not Stockholder has elected to include Registrable Securities in such registration.

(f)

If the Piggyback Registration is proposed to be underwritten, the Company will so advise Stockholder as a part of the written notice given pursuant to Section 1.01(e). In such event, the right of the Stockholder to registration pursuant to this Section 1 will be conditioned upon Stockholder’s participation in such underwriting and the inclusion of Stockholder’s Registrable Securities in the underwriting if such securities are of the same class of securities as the securities to be offered in the underwritten offering, and the Stockholder will (together with the Company and any other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided that Stockholder shall not be required to indemnify any person in connection with any registration. If Stockholder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriters.

(g)

If either (x) the Company grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 1.01(b) or (y) a Piggyback Registration under Section 1.01(e) relates to an underwritten offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 1.01(e), the securities the Company proposes to sell, (ii) then the Registrable Securities of the Stockholder.

2.Expenses of Registration – All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

3.Obligations of the Company – The Company shall use its reasonable best efforts, for so long as there are Registrable Securities outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act) and to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it has such status on the date hereof or becomes eligible for such status in the future. In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement or pursuant to a Demand Registration, the Company shall, as expeditiously as reasonably practicable, as applicable:

(a)

Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 4, keep such registration statement effective and keep such prospectus supplement current until the securities described therein are no longer Registrable Securities. The plan of distribution included in such registration statement shall include, among other things, an underwritten offering, ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers, block trades, privately negotiated transactions, the writing or settlement of options or other derivative transactions and any other method permitted pursuant to applicable law, and any combination of any such methods of sale.

(b)

Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)

Furnish to the Stockholder and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(d)

Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Stockholder or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by the Stockholder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)

Notify the Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(f)	Give written notice to the Stockholder:

(i)when any registration statement filed pursuant to Section 1 above or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and when such registration statement or any post-effective amendment thereto has become effective;

(ii)of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(iii)of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(iv)of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi)if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 3(j) cease to be true and correct.

(g)

Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 3(vi)(C) at the earliest practicable time.

(h)

Upon the occurrence of any event contemplated by Section 3(e), 3(f)(v) or Section 4, promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Stockholder and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Stockholder in accordance with Section 3(f)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Stockholder and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in the Stockholder’s or underwriters’ possession. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days. The Company shall notify the Stockholder of the date of any anticipated termination of any such suspension period prior to such date.

(i)	Use reasonable best efforts to procure the cooperation of the

Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Stockholder or any managing underwriter(s).

(j)

If an underwritten offering is requested either in connection with a Demand Registration or off the Shelf Registration Statement, enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Stockholder in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, including (1) making members of management and executives of the Company available to participate in a reasonable number of “road shows”, similar sales events and other marketing activities at reasonable times), (2) making such representations and warranties to the Stockholder and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (3) using its reasonable best efforts to furnish the underwriters with opinions and “10b-5” letters of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions and letters requested in underwritten offerings, (4) using its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (5) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings (provided that Stockholder shall not be obligated to provide any indemnity), and (6) delivering such documents and certificates as may be reasonably requested by the Stockholder, its counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(k)

Make available for inspection by a representative of the Stockholder, the managing underwriter(s), if any, and any attorneys or accountants retained by Stockholder or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(l)

Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange as Stockholder may designate.

(m)

If requested by the Stockholder or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Stockholder or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(n)	Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

4.Suspension of Sales – Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, Stockholder shall forthwith discontinue disposition of Registrable Securities until Stockholder has received copies of a supplemented or amended prospectus or prospectus supplement, or until Stockholder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, Stockholder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in Stockholder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 12- month period shall not exceed 90 days. The Company shall notify Stockholder prior to the anticipated termination of any such suspension period of the date of such anticipated termination.

5.Termination of Registration Rights – Stockholder’s registration rights as to any securities held by it shall not be available unless such securities are Registrable Securities.

6.	Furnishing Information –

(a)	Stockholder shall not use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(b)

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3 that Stockholder and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

7.	Indemnification –

(a)

The Company agrees to indemnify Stockholder and its officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls Stockholder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by the Stockholder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon a. an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by the Stockholder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or b. offers or sales effected by or on behalf of such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(b)

If the indemnification provided for in Section 7(a) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and the Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 7(b) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 1. No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

8.Assignment of Registration Rights – The rights of Stockholder to registration of Registrable Securities pursuant to Section 1 may be assigned by Stockholder to a transferee or assignee of Registrable Securities in connection with a transfer of its Registrable Securities pursuant to the Trust Agreement; provided that the Registrable Securities so transferred and then held by the transferee shall be equal to at least 5% of the then-outstanding shares of Common Stock; provided, further, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

9.Clear Market – With respect to any underwritten offering of Registrable Securities by Stockholder pursuant to this Agreement, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering, in the case of an underwritten offering of Common Stock, any of its equity securities, or, in each case, any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed 90 days following the effective date of such offering (or such shorter period agreed to by the underwriters). The Company also agrees to cause such of its directors and senior executive officers to execute and deliver customary lock- up agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter. “Special Registration” means the registration of a. equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or b. shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

10.Rule 144 – With a view to making available to Stockholder the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)

make and keep adequate public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the date hereof;

(b)	file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

(c)

so long as Stockholder owns any Registrable Securities, furnish to Stockholder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities to the public without registration; provided, however, that the availability of the foregoing reports on the EDGAR filing system of the SEC will be deemed to satisfy the foregoing delivery requirements; and

(d)

take such further action as Stockholder may reasonably request, all to the extent required from time to time to enable Stockholder to sell Registrable Securities without registration under the Securities Act.

11.Defined Terms – The following terms shall have the following respective meanings:

(a)

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (i) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (ii) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

(b)

“Registrable Securities” means (A) the Treasury Equity and (B) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) by way of conversion, exercise or exchange thereof,, or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, in the case of both (A) and (B), such securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act, (2) they shall have ceased to be outstanding or (3) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.

(c)

“Registration Expenses” mean all transfer taxes applicable to the sale of the Registrable Securities, all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Agreement, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of Stockholder’s counsel (if Stockholder is participating in the registered offering), and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

(d)	“Rule 144”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(e)	“Selling Expenses” mean all discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for

Stockholder (other than the fees and disbursements of Stockholder’s counsel included in Registration Expenses).

(f)

At any time, Stockholder may elect to forfeit its rights set forth in this Agreement from that date forward; provided, that Stockholder shall nonetheless be entitled to participate under Section 1(e)-(g) in any Pending Underwritten Offering to the same extent that Stockholder would have been entitled to if the Stockholder had not withdrawn; and provided, further, that no such forfeiture shall terminate Stockholder’s rights or obligations under Section 6 with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Stockholder forfeiting its rights pursuant to this Section 11(f), any underwritten offering of Registrable Securities in which Stockholder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 1 prior to the date of Stockholder’s forfeiture that has not been withdrawn by Stockholder.

12.No Inconsistent Agreements. The Company shall not, on or after the date hereof, enter into any agreement with respect to its securities that may impair the rights granted to Stockholder under this Agreement or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to Stockholder under this Agreement. In the event the Company has, prior to the date hereof, entered into any agreement with respect to its securities that is inconsistent with the rights granted to Stockholder under this Agreement (including agreements that are inconsistent with the order of priority contemplated by Section 1(g)) or that may otherwise conflict with the provisions hereof, the Company shall use its reasonable best efforts to amend such agreements to ensure they are consistent with the provisions of this Agreement. Any transaction entered into by the Company that would reasonably be expected to require the inclusion in a Shelf Registration Statement or any Company Report filed with the SEC of any separate financial statements pursuant to Rule 3-05 of Regulation S-X or pro forma financial statements pursuant to Article 11 of Regulation S-X shall include provisions requiring the Company’s counterparty to provide any information necessary to allow the Company to comply with its obligation hereunder.

13.Notices – Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, sent by electronic mail, or sent by reputable overnight courier service (charges prepaid) to the addresses set forth below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder if (i) delivered personally, when delivered at the address specified in this Section 14, (ii) sent by electronic mail, on the first Business Day after when such electronic mail is sent to the e-mail address specified in this Section 14, or (iii) sent by reputable overnight courier service, one day after deposit with such service.

if to the Stockholder, to

United States Department of the Treasury 1500 Pennsylvania Ave., NW, Washington, D.C. 20220

Attention: Eric Froman

Assistant General Counsel (Banking & Finance) e-mail: Eric.Froman@treasury.gov with a copy to (which shall not constitute notice): Davis Polk & Wardwell LLP

450 Lexington Avenue New York, NY 10017

Attention: Nicholas Kronfeld

e-mail: nicholas.kronfeld@davispolk.com if to the Company, to

YRC Worldwide Inc. 10990 Roe Avenue

Overland Park, Kansas 66211 Attention: Jamie Pierson

e-mail: Jamie.Pierson@yrcw.com

with a copy to (which shall not constitute notice): Sullivan & Cromwell LLP

125 Broad Street New York, NY 10004

Attention: H. Rodgin Cohen

Melissa Sawyer

e-mail: Cohenr@sullcrom.com Sawyerm@sullcrom.com

14.Counterparts – This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile or other electronic counterpart signatures to this Agreement shall be acceptable and binding.

15.Amendments and Waivers – Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by all parties to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law

16.Governing Law; Jurisdiction – This Agreement shall be construed in accordance with federal law. Insofar as there may be no applicable federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules (whether of the State of New York or any other jurisdiction).

The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the District of Columbia or the United States Court of Federal Claims, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 14 shall be deemed effective service of process on such party.

17.Remedies – The parties hereto shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may in its/his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

18.Entire Agreement – This Agreement, together with the other agreements and documents referred to herein, constitutes the entire agreement, and supersedes all prior and contemporaneous agreements and understandings, oral and written, among the parties with respect to the subject matter hereof.

19.Waiver of Jury Trial – EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed all as of the day and year first above written.

UNITED STATES DEPARTMENT OF THE TREASURY

By:   /s/ Brent J. McIntosh

Name:  Brent J. McIntosh

Title: Undersecretary for International Affairs

          United States Department of the
          Treasury

[Signature Page to Registration Rights Agreement]

YRC Worldwide Inc.

By:   /s/ Jamie G Pierson

Name: Title:

Jamie G. Pierson

Chief Financial Officer

[Signature Page to Registration Rights Agreement]